UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K (the “Original 8-K”) Coca-Cola Bottling Co. Consolidated (the “Company”) filed with the Securities and Exchange Commission on January 31, 2018, regarding, among other things, the retirement of Clifford M. Deal, III as Chief Financial Officer of the Company. The disclosure included in the Original 8-K otherwise remains unchanged.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2018, the Company and Mr. Deal entered into a Separation Agreement and Release (the “Separation Agreement”) in connection with Mr. Deal’s retirement from employment with the Company effective February 15, 2018.

In consideration for Mr. Deal’s comprehensive release of claims against the Company and its affiliates and his post-employment covenants set forth in the Separation Agreement regarding continuing cooperation and nondisclosure of the Company’s confidential information, Mr. Deal will be entitled to receive monthly payments of $41,666.67 for six months after his retirement. The Company’s obligation to make such payments is conditioned on Mr. Deal being in substantial compliance with the material terms of the Separation Agreement as of the dates of the payments. Under the terms of the Separation Agreement, Mr. Deal may revoke the Separation Agreement for a period of seven days after February 14, 2018, the date Mr. Deal executed the Separation Agreement. The Separation Agreement shall not become effective or enforceable until the seven-day revocation period has ended.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To

10.1	Separation Agreement and Release, dated as of February 14, 2018, by and between the Company and Clifford M. Deal, III.	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: February 20, 2018	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III
Executive Vice President, General Counsel and Secretary